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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                          August 25, 1999
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
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COLLECTIONS:                                                                                      For Month of:
                                                                                                  July , 1999
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Principal Collections: Total Pool                                                                 $552,760,748.26

Interest Collections
          Regular Pool                                                                              $4,274,427.31
          Concentration Pool                                                                          $554,023.38
              ==============================                                                      ===============
              Interest Collections: Total Pool                                                      $4,828,450.69

Investment Proceeds
          Regular Pool                                                                                 $39,558.68
          Concentration Pool                                                                            $3,662.09
              ==============================                                                      ===============
               Total Investment Proceeds:  Total Pool                                                  $43,220.77

Series 1996-1: Yield Supplement Deposit Amount                                                              $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                                 Calculated as of
              month using recalculated prior month ending balances.)                              June 30, 1999
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Series Allocation Percentages
          Regular Pool
              Series 1994-1                                                                                65.55%
              Series 1996-1                                                                                 0.00%
              Series 1996-2                                                                                34.45%
          Concentration Pool
              Series 1995-1                                                                               100.00%

Floating Allocation Percentages
          Regular Pool
              Series 1994-1                                                                                49.81%
              Series 1996-1                                                                                 0.00%
              Series 1996-2                                                                                26.18%
          Concentration Pool
              Series 1995-1                                                                                 0.00%

Principal Allocation Percentages
          Regular Pool
              Series 1994-1                                                                                49.81%
              Series 1996-1                                                                                    na
              Series 1996-2                                                                                26.18%
          Concentration Pool
              Series 1995-1                                                                                    na

Excess Transferor Percentage
          Regular Pool                                                                                     19.69%
          Concentration Pool                                                                              100.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                     As of last day of:
                                                                                                  July , 1999
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Series 1994-1 Initial Principal Amount: Class A                                                   $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                    $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                         $0.00
Series 1994-1 Principal Distributed to Investors                                                            $0.00
Series 1994-1 Principal Funding Account Balance                                                             $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1994-1 Invested Amount                                                                     $333,000,000.00
Series 1994-1 outstanding Principal Balance                                                       $333,000,000.00

Series 1995-1 Initial Principal Amount                                                                      $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                         $0.00
Series 1995-1 Principal Distributed to Investors                                                            $0.00
Series 1995-1 Principal Funding Account Balance                                                             $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1995-1 Invested Amount                                                                               $0.00
Series 1995-1 outstanding Principal Balance                                                                 $0.00

Series 1996-1 Initial Funded Amount                                                                         $0.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                          $0.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                                      $0.00
Series 1996-1 Funded Amount                                                                                 $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                         $0.00
Series 1996-1 Principal Distributed to Investors                                                            $0.00
Series 1996-1 Principal Funding Account Balance                                                             $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1996-1 Invested Amount                                                                               $0.00
Series 1996-1 outstanding Principal Balance                                                                 $0.00

Series 1996-2 Initial Principal Amount: Class A                                                   $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                     $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                         $0.00
Series 1996-2 Principal Distributed to Investors                                                            $0.00
Series 1996-2 Principal Funding Account Balance                                                             $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                             $0.00
Series 1996-2 Invested Amount                                                                     $175,000,000.00
Series 1996-2 outstanding Principal Balance                                                       $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                  As of:
                                                                                                  July 31, 1999
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Series 1994-1: Class A                                                                                        1.00000000
Series 1994-1: Class B                                                                                        1.00000000
Series 1996-2: Class A                                                                                        1.00000000
Series 1996-2: Class B                                                                                        1.00000000
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POOL BALANCE:                                                                                     For Month of:
                                                                                                  July , 1999
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Pool Balance, beginning of month
          Regular Pool                                                                            $668,494,300.48
          Concentration Pool                                                                       $98,501,491.59
              ==============================                                                      ===============
              Total Pool                                                                          $766,995,792.07

Pool Balance, end of month
          Regular Pool                                                                            $621,605,947.84
          Concentration Pool                                                                       $98,571,589.49
              ==============================                                                      ===============
              Total Pool                                                                          $720,177,537.33

Pool Balance, average
          Regular Pool                                                                            $612,806,734.78
          Concentration Pool                                                                       $93,848,268.33
              ==============================                                                      ===============
              Total Pool                                                                          $706,655,003.11
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REGULAR POOL DISTRIBUTIONS                                                                        As of:
                                                                                                  August 25, 1999
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                        $0.00
              Series 1994-1: Class B                                                                        $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                        $0.00
              Series 1996-2: Class B                                                                        $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                                $1,416,923.96
              Series 1994-1: Class B                                                                   $73,783.33
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                  $740,315.10
              Series 1996-2: Class B                                                                   $33,960.94

Regular Pool Transferors Interest                                                                     $841,465.90

Interest Shortfall
              Series 1994-1: Class A                                                                        $0.00
              Series 1994-1: Class B                                                                        $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                        $0.00
              Series 1996-2: Class B                                                                        $0.00

Servicing Fee
              Series 1994-1                                                                           $277,500.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                           $145,833.33

Reserve Fund Deposit Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                                As of:
                                                                                                  August 25, 1999
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Investor Default Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Carry Over Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Amount Distributed not including Excess Distribution to Transferor                                  $3,529,782.55

Unreimbursed Charge-off Amounts                                                                             $0.00

Non-use Fee (Series 1996-1)                                                                                 $0.00
Increased Cost Amounts (Series 1996-1)                                                                      $0.00

Previously waived servicing fee
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Excess Distributed to Transferor                                                                      $784,203.44

Total Distributed                                                                                   $4,313,985.99

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                   $4.46979167
              Series 1994-1 Class B                                                                   $4.61145833
              Series 1996-1                                                                           $0.00000000
              Series 1996-2 Class A                                                                   $4.41979167
              Series 1996-2 Class B                                                                   $4.52812500
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RESERVE FUNDS                                                                                     As of:
                                                                                                  August 25, 1999
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Series 1994-1
              Balance                                                                               $1,665,000.00
              Deficiency Amount                                                                             $0.00

Series 1995-1
              Balance                                                                                       $0.00
              Deficiency Amount                                                                             $0.00

Series 1996-1
              Balance                                                                                 $250,000.00
              Deficiency Amount                                                                             $0.00

Series 1996-2
              Balance                                                                                 $875,000.00
              Deficiency Amount                                                                             $0.00
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CHARGE OFFS                                                                                       As of:
                                                                                                  July 31, 1999
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Defaulted Receivables                                                                                       $0.00
Investor Default Amount                                                                                     $0.00
Deficiency Amount                                                                                           $0.00
Draw Amount                                                                                                 $0.00
Investor Charge-Off's                                                                                       $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                          As of:
                                                                                                  July 31, 1999
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Required Subordinated Amount
              Series 1994-1                                                                        $20,577,906.49
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $7,910,868.01

Available Subordinated Amount
              Series 1994-1                                                                        $20,577,906.49
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $7,910,868.01
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EXCESS RECEIVABLES                                                                                As of:
              To be used in the following month's computations.                                   July 31, 1999
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                       $111,421,201.03
              Finance Hold Receivables                                                              $2,034,414.23
              Auction Advantage Program                                                                     $0.00
              Delayed Payment Program                                                                       $0.00
              Payment Agreements                                                                      $101,839.13

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                       $252,062,138.07
              Finance Hold Receivables                                                                      $0.00
              Auction Advantage Program                                                            $36,008,876.87
              Delayed Payment Program                                                              $14,403,550.75
              Payment Agreements                                                                      $500,000.00

Total unallocated Excess Receivables                                                                $2,034,414.23

Allocated Excess Receivables
              Series 1994-1                                                                         $1,340,799.58
              Series 1995-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                           $693,614.65
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DELINQUENCIES                                                                                     As of:
                                                                                                  July 31, 1999
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30 Day Delinquencies in excess of $1,000                                                                   $ 0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                   As of:
                                                                                                  July 31, 1999
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Series 1994-1
              Outstanding Principal Balance                                                       $333,000,000.00
              Regular Pool Balance                                                                $621,605,947.84
              Subordination Percentage                                                                      5.50%
              Non Transferor's Percentage                                                                  98.00%
              Series Allocation Percentage                                                           65.55118110%
              Excess Funding Amount                                                                         $0.00

Series 1995-1
              Outstanding Principal Balance                                                                 $0.00
              Concentration Pool Balance                                                           $98,571,589.49
              Subordination Percentage                                                                       9.25%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                 100.000000%
              Excess Funding Amount                                                                         $0.00

Series 1996-1
              outstanding Principal Balance                                                                 $0.00
              Regular Pool Balance                                                                $621,605,947.84
              Subordination Percentage                                                                      10.00%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                   0.00000000%
              Excess Funding Amount                                                                         $0.00

Series 1996-2
              outstanding Principal Balance                                                       $175,000,000.00
              Regular Pool Balance                                                                $621,605,947.84
              Subordination Percentage                                                                       4.00%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                  34.44881890%
              Excess Funding Amount                                                                         $0.00
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ASSET COMPOSITION EVENTS:                                                                         For Month of:
                                                                                                  July 26, 1999
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Total Pool: 2 month test (actual lowest mth less than test)                                                  0.00%
              Test Value                                                                                    50.00%
              Event                                                                                          none

Total Pool: 12 month test                                                                                    0.00%
              Test Value                                                                                    25.00%
              Event                                                                                          none

Series 1995-1: 2 month test                                                                                   n/a
              Test Value                                                                                      n/a
              Event                                                                                           n/a

Series 1995-1: 12 month test                                                                                  n/a
              Test Value                                                                                      n/a
              Event                                                                                           n/a
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SERIES 1995-1 SUBORDINATION:                                                                      For Month of:
                                                                                                  July , 1999
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                             0.00
              Class IV Receivables                                                                           0.00
              Unreviewed Receivables                                                                         0.00
              Rejected Receivables                                                                           0.00

ISA Percentage
               Excess Receivables                                                                          100%
               Class IV Receivables                                                                         25%
               Unreviewed Receivables                                                                       25%
               Rejected Receivables                                                                        100%

Incremental Subordinated Amount: Total                                                                       0.00

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                               0.00
              + Incremental Subordinated Amount                                                              0.00
                                                                                                             0.00

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                                    0.00
               - Required Draw Amount (previous DD)                                                          0.00
               - Reserve Fund w/d (on previous DD)                                                           0.00
               + portion of Excess Interest to Transferor (previous DD)                                542,450.02
               - Incremental Subordination Amount (previous DD)                                              0.00
               + Incremental Subordination Amount (current DD)                                               0.00
               - Subord % of change in EFA (since previous DD)                                               0.00
              Ending ASA:                                                                                    0.00

(4) Reserve Fund Balance                                                                                     0.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                          For Month of:
                                                                                                  July , 1999
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(1) Available Subordinated Amount (ASA)                                                                       n/a
               Required Subordinated Amount (RSA)                                                             n/a
               Test Event: ASA less than  RSA                                                                 n/a

(2) Servicer Default                                                                                         None

(3) Principal not Repaid by Expected Final Pmt Date                                                          None
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SERIES 1995-1 MEGADEALERSHIPS                                                                     For Month of:
                                                                                                  July , 1999
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Dealership Groups in excess of 30% of Receivables: (Group 82)                                      $30,000,000.00
Test Value                                                                                          29,571,476.85
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CONCENTRATION POOL DISTRIBUTIONS                                                                  As of
                                                                                                  August 25, 1999
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Excess Transferor's Percentage x Interest Collections                                                  554,023.38
Monthly Interest to Investors                                                                                0.00
Interest Shortfall                                                                                           0.00
Monthly Servicing Fee (1%)                                                                                   0.00
Reserve Fund Deposit Amount                                                                                  0.00
Investor Default Amount                                                                                      0.00
Carry-Over Amount                                                                                            0.00
Amount Distributed                                                                                           0.00
Unreimbursed  Charge-off Amounts                                                                             0.00
Previously waived Servicing Fee                                                                              0.00
Excess Interest Distributed to Transferor                                                                3,662.09
              Total Distributed                                                                        557,685.47

Total Distributed to WOFCO                                                                             557,685.47

Charge-offs:
              Defaulted Receivables                                                                          0.00
              Investor Default Amount                                                                        0.00
              Deficiency Amount                                                                              0.00
              Draw Amount                                                                                    0.00
              Investor Charge-Offs                                                                           0.00
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